                                                                   EXHIBIT 10.43

                             AGREEMENT TO EXCHANGE
                             ---------------------
                               PRODUCTS/SERVICES
                               -----------------


AGREEMENT                                                       CONTRACT NUMBER
                                                                     069802

THIS AGREEMENT: made and entered into this June 1, 1998 in the state of California, by and between YOUR OFFICE USA, INC, through its duly appointed and
                           ---------------------
acting officer, hereinafter called YOUR OFFICE USA and ELECTRONIC INTEGRATED
                                                       ---------------------
SOLUTIONS, INC, hereinafter called EIS, INC,
---------------

This Agreement sets forth the terms and conditions governing the exchange of EIS equipment, training, consulting, and support for use of YOUR OFFICE USA office space, conferencing facilities, phone, and office furniture in accordance with the following document which by this reference shall be incorporated herein:

A.  Supplemental Terms and Conditions (See Page 2)

The term of this Agreement shall be from June 1, 1998 through December 1, 1999 subject to earlier termination, modification or amendment by mutual agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto, upon the date first above written.

________________________________________________________________________________
Trustees of YOUR OFFICE USA, INC           E.I.S. INC.

================================================================================

BY (Authorized Signature)       Date       BY (Authorized Signature)    Date

/s/ JEFF JOHNSON                6/26/98     /S/ DANIEL CASERZA
------------------------------- -------    ---------------------------  --------


Printed Name of Person Signing             Printed Name of Person Signing

JEFF JOHNSON                                 Daniel Caserza
-------------------------------            -------------------------------


--------------------------------------------------------------------------------
I hereby certify upon my own personal knowledge that budgeted funds are available for the period and purpose of the expenditure above.
--------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                                 DATE



--------------------------------------------------------------------------------

                       SUPPLEMENTAL TERMS AND CONDITIONS

EIS RESPONSIBILITIES:
--------------------

A. Provide to YOUR OFFICE USA (at no charge)
   1. (1) Micrographics SoftBoard - Electronic Whiteboard
   2. (1) Crestron STS wireless, grayscale control panel
   3. (1) Crestron Dual Current Sensor
   4. (1) Crestron Infrared Extender
* At the end of this 19 month agreement, YOUR OFFICE USA will own these components.

B. For the term of 19 months, EIS shall provide functional state of the art, audio/visual and conferencing equipment for the main conference room located at the YOUR OFFICE USA world headquarters at 1455 Frazee Road, Suite 100, San Diego, CA 92108. This equipment is considered to be "Demonstration Equipment" that is owned and maintained by EIS.

C. EIS shall (at no charge) install, maintain, and train YOUR OFFICE USA end users on this equipment.


YOUR OFFICE USA RESPONSIBILITIES:
--------------------------------

A.  Provide EIS (at no charge)
    1. (1) 180 square foot office space
    2. (1) Analog Port
    3. (1) Set of office furniture (Desk, Chairs, File Cabinet)
    4. Unlimited use of the conference room (Based upon availability)
    5. Provide a second phone, desk, and chair when required.

* EIS will not have any equity in these items at the end of this agreement. EIS will be responsible for all administrative service charges (postage, word processing, long distance charges, and any ISDN charges) incurred for EIS Business.

ENTIRE AGREEMENT:  This agreement, including the exhibit attached hereto and
----------------
made a part hereof, constitutes and expresses the entire agreement and understanding between the parties. All previous discussions, promises, and representations and understandings between the parties relative to this Agreement, if any, have been merged into this document. This Agreement cannot be transferred or assigned.

EXPIRATION:  This Agreement at Expiration will not automatically renew.
----------

NOTICES:  All notices given hereunder shall be in writing.  Notice shall be
-------
deemed given upon actual receipt which may be evidenced by return receipt to:

YOUR OFFICE USA                                 E.I.S. INC
Jeff Johnson                                    Dan Caserza
Director of Operations                          Controller
1455 Frazee Road Suite 100                      140 East Dana Street
San Diego, CA 92108                             Mountain View, CA 94041

                       SUPPLEMENTAL TERMS AND CONDITIONS

NOTICE:
------

Listed in the Supplemental Terms and Conditions section: "EIS Responsibilities" Section, changes have been made with YOUR OFFICE USA'S approval. Those changes are as follows:

A.  Provide to YOUR OFFICE USA (at no charge)
    1. (1) Micrographics Softboard -Electronic Whiteboard
    2. (1) AMX wireless, grayscale viewpoint control panel
    3. (1) AMX Dual Current Sensor
    4. (1) AMX Infrared Extender
* At the end of this 19 month agreement YOUR OFFICE USA will own these components.

                           Master Purchase Agreement
                           -------------------------

                                                               Contract Number
AGREEMENT                                                          06981

THIS AGREEMENT: made and entered into this 1st day of June, 1998 in the state of California, by and between YOUR OFFICE USA, INC, through its duly appointed
                              ---------------------
and acting officer, hereinafter called YOUR OFFICE USA and ELECTRONIC INTEGRATED
                                                           ---------------------
SOLUTIONS, INC, hereafter called EIS, INC,
---------------

WITNESSETH: That EIS, INC for and in consideration of the covenants, conditions, and agreements and stipulations of YOUR OFFICE USA hereinafter expressed, does hereby agree to furnish to YOUR OFFICE USA services and materials as follows:

This Agreement sets forth the terms and conditions governing the purchase of EIS equipment, training, consulting, and support for use on YOUR OFFICE USA sites in accordance with these pre-negotiated terms and conditions which shall govern the ordering, pricing, and delivery of Products covered herein. YOUR OFFICE USA corporate may purchase Products via E.I.S. INC.

YOUR OFFICE USA franchises shall issue individual orders referencing this Master Agreement to E.I.S. INC.

YOUR OFFICE USA franchises shall have the right, but not the obligation, to purchase Products in accordance with the following documents which by this reference shall be incorporated herein:

A.  Supplemental Terms and Conditions

The term of this Agreement shall be from June 1, 1998 through December 31, 1999 subject to earlier termination, modification or amendment by mutual agreement or amendment by a written 30 day notice by either party.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto, upon the date first above written.

________________________________________________________________________________
Trustees of YOUR OFFICE USA, INC           E.I.S. INC.

================================================================================

BY (Authorized Signature)       Date       BY (Authorized Signature)    Date

/s/ JEFF JOHNSON                           /s/ DANIEL CASERZA
------------------------------- --------   ---------------------------  --------


Printed Name of Person Signing             Printed Name of Person Signing

Jeff Johnson                                Daniel  Caserza
-------------------------------            -------------------------------


--------------------------------------------------------------------------------
I hereby certify upon my own personal knowledge that budgeted funds are available for the period and purpose of the expenditure above.
--------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                                 DATE



--------------------------------------------------------------------------------

                           MASTER PURCHASE AGREEMENT
                           -------------------------

                       SUPPLEMENTAL TERMS AND CONDITIONS


DISCOUNTS:  Upon acceptance of agreement, EIS INC. will reflect on its formal
---------
quotation, an agreed upon price and discounts for products and services. This quotation will be based upon multiple site purchase. In return for the agreed upon price, YOUR OFFICE USA agrees to purchase all audio/visual products and services from E.I.S. Inc. for the term of Nineteen months (June 1, 1998 through December 31, 1999). See Terms and Conditions for invoicing, payment and shipping arrangements.

MARKUP/ADMINISTRATION FEES:  EIS agrees to markup the gross sale by 9% and
--------------------------
provide in the form a check to YOUR OFFICE USA 8% of that revenue upon receipt of final payment for that franchise. The additional 1% will belong to EIS for administrative and processing fees incurred.

GOVERNING LAW:  All contracts and purchase orders shall be construed in
-------------
accordance with, and their performance governed by, the laws of the State of California. Further, E.I.S. INC. shall comply with any State or federal law applicable to Contractor's performance under this agreement.

CONFIDENTIALITY:  All information disclosed on this document and prepared and
---------------
furnished by EIS is proprietary property of EIS and is only for the exclusive use specifically on this project named here. No transfer of any rights thereto is intended or effected by delivery hereof and except upon written permission and agreement of EIS officers. All information on this document may not be disclosed to others, reproduced, or copied in whole or in part, or used in, or any portion thereof, any fabrication of and construction of other communications systems or projects in accordance with section #6737.4 of the Professionals Engineers Act and legal statutes of the STATE OF CALIFORNIA.

CHANGES IN WRITING:  This agreement may not be and shall not be deemed or
------------------
construed to have been modified, amended, rescinded, cancelled, or waived in whole or in part, except by written instruments signed by the parties hereto.

ENTIRE AGREEMENT:  This agreement, including the exhibit attached hereto and
----------------
made a part hereof, constitutes and expresses the entire agreement and understanding between the parties. All previous discussions, promises, and representations and understandings between the parties relative to this Agreement, if any, have been merged into this document. This Agreement cannot be transferred or assigned.

CONFLICT RESOLUTION:  This Master Purchase Agreement overrides any conflicting
-------------------
terms in a YOUR OFFICE USA purchase order.

PAYMENT TERMS:  The payment terms MUST be EIS, INC standard payment terms.  At
-------------
the request of YOUR OFFICE USA, EIS agrees to the following changes in terms:
50% Deposit, 50 % upon Job completion BASED UPON THE INDIVIDUAL FRANCHISE AND/OR
                                      ------------------------------------------
LEASING COMPANIES CREDIT APPROVAL.
----------------------------------

SHIPMENTS:  Shipments to YOUR OFFICE USA are subject to credit approval.
---------

FINAL POINT OF SALE:  Any product/service EIS, INC sells to YOUR OFFICE USA, is
-------------------
for their use as an end user, and is not intended for resale.

LABOR:  Labor charges are subject to site inspection and site location.
-----
Additional labor charges may apply. Additional labor charges must be pre-approved by YOUR OFFICE USA.

                           Master Purchase Agreement
                           -------------------------

VIDEOCONFERENCING:  Vdieoconferencing products/services are subject to ISDN
-----------------
availability at the installation site.

ELECTRICAL PROJECTION SCREEN:  Electrical screen cabling and installation to be
----------------------------
provided by the franchise electrical contractor. EIS will provide specifications on location and power requirements. Additional expenses incurred by the contractor for Electrical Projection Screen installation will be the responsibility of EIS. Any additional expenses must be pre authorized by EIS.

REPORTING:  E.I.S. INC. shall provide YOUR OFFICE USA, Office of the Director of
---------
Operations, with quarterly reports showing total sales activity by product category for each ordering entity and system-wide aggregate activity. Prompt and accurate reporting is an essential part of this agreement.

EXPIRATION:  This Agreement at Expiration will not automatically renew.  Prices
----------
for products/services that are unfilled at expiration will be based upon when the order was received.

NOTICES:  All notices given hereunder shall be in writing.  Notice shall be
-------
deemed given upon actual receipt which may be evidenced by return receipt to:

YOUR OFFICE USA                                 E.I.S. INC
Jeff Johnson                                    Dan Caserza
Director of Operations                          Controller
1455 Frazee Road Suite 100                      140 East Dana Street
San Diego, CA 92108                             Mountain View, CA 94041